                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Organitech USA, Inc. (the "Company")
on Form 10-Q/A for the period ending March 31, 2008, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I Oren
Bloch, Principal Financial Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 2, 2009

By:  /s/ Oren Bloch
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Oren Bloch, Principal Financial Officer